UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 7, 2009

                        CHINA WI-MAX COMMUNICATIONS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)


       000-53268                                               61-1504884
---------------------------                                    -------------
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)

             1905 Sherman Street, Suite 335, Denver, Colorado 80203
             ------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code: 303-993-8028

                                  ____n/a_____
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   3
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                 SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On August 7, 2009, the Company appointed Steven T. Berman as Secretary. Mr. Berman is also the Company's President and CEO.

     On August 7, 2009, the Company appointed Frank Ventura Treasurer of the Company. Mr. Ventura is also the Company's CFO.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

A.  Financial Statements - None

B.  Exhibits - None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    CHINA WI-MAX COMMUNICATIONS, INC.
                                              (Registrant)

                                    Dated: August 11, 2009


                                    /s/ Steven Berman
                                    -----------------------------------
                                    Steven Berman, President